UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-169152	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Lexington Ave

Suite 1526

New York, NY 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212.634.6410

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 26, 2013, Staffing 360 Solutions, Inc. (the “Company” or “we”) consummated (the “Closing”) the acquisition (the “Acquisition”) of 100% of the issued and outstanding stock of The Revolution Group, Ltd. (“TRG”), pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated March 21, 2013, entered into by and among the Company, TRG and the shareholders of TRG (the “TRG Shareholders”).

The aggregate consideration to be paid by the Company to the TRG Shareholders for the Acquisition is $1,665,849 (the “Purchase Price”), payable as follows:

(i) Cash Portion of the Purchase Price at Closing. At the Closing, the Company made cash payments to the TRG Shareholders in an aggregate of $896,996.

(ii) Purchaser Shares. At the Closing, the Company paid the remaining $768,853 of the Purchase Price by issuing to the TRG Shareholders of 512,569 restricted shares of the Company’s common stock, par value $0.0001 per share (the “Purchaser Shares”) at a price of $1.50 per share.

In addition to the Purchase Price, the Company will pay to the Shareholders performance based compensation in an amount in cash equal to the following percentages of TRG’s Gross Profit from the Closing date through the end of the sixteenth (16th) quarter following the Closing Date (the “Earn Out Period”) not to exceed a total of ($1,500,000):

(i) 20% of the amount of TRG’s gross profit up to and including an aggregate of $5,000,000 during the Earn Out Period; plus

(ii) 7% of the amount of TRG’s gross profit, if any, in excess of an aggregate of $5,000,000 during the Earn Out Period.

As a result of the Acquisition, TRG became a wholly-owned subsidiary of the Company. The description of the Purchase Agreement is qualified in its entirety by reference to the complete text of the Purchase Agreement, which was attached as Exhibit 10.1 to this Current Report on Form 8-K.

Description of TRG Business.

Founded in 1999, prior to the Acquisition, TRG was a privately held staffing services corporation and consulting company with competency in various information technology fields, with a specialized focus on Cyber Security. TRG’s secureRevGroup division is one of the few Cyber Security Consulting firms in the United States solely dedicated to identifying the top 10% of highly-trained Cyber Security professionals available for consulting assignments. TRG has won numerous accolades, including Fastest Growing IT firm in the United States, and a Diversity Supplier Award. TRG’s headquarters are in Wakefield, Massachusetts.

The staffing industry is divided into three major segments: temporary help services, professional employer organizations and placement agencies. Temporary help services provide workers for limited periods, often to substitute for absent permanent workers or to help during periods of peak demand. These workers, who are employees of the temporary help agency, will generally fill clerical, technical, or industrial positions. Professional employer organizations (PEOs), sometimes known as employee leasing agencies, contract to provide workers to customers for specific functions, often related to human resource management. In many cases, customers’ employees are hired by a PEO and then leased back to the customer. Placement agencies, sometimes referred to as executive recruiters or headhunters, find workers to fill permanent positions at customer companies. These agencies may specialize in placing senior managers, midlevel managers, technical workers, or clerical and other support workers.

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Staffing companies identify potential employees through advertising and referrals, and the companies interview, test and counsel workers before sending them to the customer for approval. Pre-employment screening can include skills assessment, drug tests and criminal background checks. Most staffing agencies provide some sort of training, often involving data entry and basic computer skills. The personnel staffing industry has been radically changed by the Internet. Many employers list available positions with one or several Internet personnel sites like monster.com or jobs.com, and on their own site. Personnel agencies operate their own sites and often still work as intermediaries by helping employers accurately describe job openings and screening candidates who submit applications.

Job growth drives demand for the personnel staffing industry. The profitability of individual companies depends on good marketing and availability of qualified employees. Large companies enjoy economies of scale in marketing and back-office operations. Small companies can compete successfully by specializing in an industry or a job function.

To a great extent, clients follow the seasonal retail cycles but precede them by 2-3 months. What occurs are two distinct “peak” seasons which fall in August-October, preceding Halloween, Thanksgiving and Christmas. The second is April-May, preceding the summer season. Both provide extended spikes to the baseline revenue average of companies in the staffing sector.

Major end-use customers include businesses from a wide range of industries. Marketing involves direct sales presentations, referrals from existing clients and advertising. Agencies compete both for customers and workers. Depending on market supply and demand at any given time, agencies may allocate more resources either to finding potential employers or potential workers. Permanent placement agencies work either on a retainer or a contingency basis. Clients may retain an agency for a specific job search or on contract for a specific period. Temporary help services charge customers a fixed price per hour or a standard markup on prevailing hourly rates.

For many staffing companies, demand is lower late in the fourth quarter and early in the first quarter, partly because of holidays, and higher during the rest of the year. Staffing companies may have high receivables from customers. Temp agencies and PEOs must manage a high cash flow and may maintain high cash balances because they funnel payroll payments from employers.

Demand for personnel staffing services is strongest in areas with strong employment growth, and geographic location can determine an agency's success in attracting employees and employers. Customers generally prefer a staffing service that can provide workers for all of their office locations. Temporary employee candidates are often unwilling to relocate for a position.

The revenue of personnel agencies depends on the number of jobs they fill, which in turn depends on economic growth. During economic slowdowns, many client companies stop hiring altogether. Internet employment sites expand a companies' ability to find workers without the help of traditional agencies. Personnel agencies often work as intermediaries, helping employers accurately describe job openings and screen candidates. Increasing the use of sophisticated, automated job description and candidate screening tools could make many traditional functions of personnel agencies obsolete. Free social networking sites such as LinkedIn and Facebook are also becoming a common way for recruiters and employees to connect without the assistance of a staffing agency.

To avoid large placement agency fees, big companies may use in-house personnel staff, current employee referrals, or human resources consulting companies to find and hire new personnel. Because placement agencies typically charge a fee based on a percentage of the first year's salary of a new worker, companies with many jobs to fill have a large financial incentive to avoid agencies.

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Many personnel agencies are small and may depend heavily on a few big customers for a large portion of revenue. Large customers may lead to increased revenues, but also expose agencies to higher risks. When major accounts experience financial hardships, and have less need for temporary employment services, agencies stand to lose large portions of revenue.

The loss of a staff member who handles a large volume of business can result in a large loss of revenue for an agency. Individual staff members, rather than the agency itself, usually develop strong relationships with customers.

Some of the best opportunities for temporary employment are in industries traditionally active in seasonal cycles, such as construction, wholesale and retail. However, seasonal demand for workers creates cash flow fluctuations throughout the year. Cash flow imbalances also occur because agencies must pay workers even though they haven't been paid by customers.

Products and Services

TRG provides the following services to its customers: Consulting Staffing (primarily IT), Permanent Placement (primarily IT), Consulting to Permanent Placement (primarily IT) and Information Security/ Cyber Security Services involving; Penetration Testing, Vulnerability Testing; andRegulatory and Compliance Support

Intellectual Property

TRG operates a website and owns the domains: http://www.therevgroup.com and www.securerev.com.

TRG does not have any license agreements authorizing the use of its intellectual property with any third-party.

Sales and Marketing

TRG utilizes an internally developed “Persistent Marketing Process” for business development utilizing an ten person sales and recruiting staff. The Company has developed its own business development training program for its staff as well as a monthly e-mail marketing newsletter that is sent to approximately 10,000 subscribers.

TRG’s target customers are those with revenues in excess of $100 Million nationally. Currently, the Company’s principal clients are located exclusively in New England, with most of its sales volume in Massachusetts. Key clients include: Blue Cross of MA; Verizon; American Tower; and Sovereign. The Company currently has approximately twenty (20) active clients.

Government Regulation

Staffing companies are regulated by the US Department of Labor (DOL) and the Equal Employment Opportunity Commission (EEOC), and often by state authorities. At issue is the relationship between the staffing companies and the consulting employees, or employee candidates. Many federal anti-discrimination rules regulate the type of information that employment firms can request from candidates or provide to customers about candidates. PEOs are often considered co-employers along with the client, but the PEO is responsible for employee wages, taxes and benefits. State regulation aims to ensure that PEOs provide the benefits they promise to workers.

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Competition

In addition to IT staffing competitors such as Adecco, Robert Half, TRG’s competitors also include: L.J. Kushner located in New Jersey (www.ljkushner.com); Mindbank located in Virginia, Maryland & Colorado (www.mindbank.com); Securityrecruiter.com located in Colorado; and Alta Associates, located in New Jersey (www.altaassociates.com).

Employees

TRG has 42 full time employees consisting of twelve corporate employees, with twenty staffing employees located in Massachusetts; five staffing employees in New Hampshire; two staffing employees in Texas; and one staffing employee each in Florida, Georgia, and New York.

Facilities

TRG leases a single office facility in Wakefield, Massachusetts.

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Risk Factors.

We are subject to a number of risks. Some of these risks are endemic to the staffing industry and are the same or similar to those disclosed in our previous SEC filings. This section should be read in conjunction with the consolidated financial statements and the accompanying notes thereto, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this Current Report. The risks and uncertainties set out below are not the only risks and uncertainties we face. Our business could be harmed by any of these risks. The trading price of our common stock could decline due to any of these risks and investors may lose all or part of their investment. The information included in this Current Report is provided as of the filing date with the SEC and future events or circumstances could differ significantly from the forward-looking statements included herein.

Risk Related to TRG Business

TRG business involves significant risks and uncertainties, many of which are beyond its control. Discussed below are many of the material risk factors faced by TRG that may have an impact on our future results.

TRG’s business depends on the ability to attract and retain qualified consulting or consultant employees that possess the skills demanded by clients, and intense competition may limit the ability to attract and retain such employees.

The success of TRG depends on the ability to attract and retain qualified consulting employees who possess the skills and experience necessary to meet the requirements of clients. This could be impaired by an improvement in economic conditions resulting in lower unemployment, increases in compensation, or increased competition. During periods of economic growth, TRG faces increasing competition from other staffing companies in retaining and recruiting qualified consulting employees, which in turn leads to greater advertising and recruiting costs and increased salary expenses. If the Company cannot attract and retain qualified consulting employees, the quality of its services may deteriorate and its financial condition, business and results of operations may be materially adversely affected.

Any significant or prolonged economic downturn could result in clients using fewer consulting employees and the other services which the Company offers, terminating their relationship with the Company, or becoming unable to pay for services on a timely basis, or at all.

Because demand for staffing services is sensitive to changes in the level of economic activity, TRG’s business may suffer during economic downturns. Demand for staffing is highly correlated to changes in the level of economic activity and employment. Consequently, as economic activity slows down, companies tend to reduce their use of consulting employees, resulting in decreased demand for consulting employees and the other services the Company offers. Significant declines in demand, and thus in revenues, would likely result in lower profit levels. In addition, TRG may experience pricing pressure during economic downturns which could have a negative impact on its financial condition and results of operations.

The deterioration of the financial condition and business prospects of clients could reduce their need for staffing services and result in a significant decrease in TRG’s revenues. In addition, during economic downturns, companies may slow the rate at which they pay their vendors, seek more flexible payment terms or become unable to pay their debts as they become due.

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State unemployment insurance expense is a direct cost of doing business in the staffing industry. Economic downturns have in the past, and may in the future, result in a higher occurrence of unemployment claims, resulting in higher state unemployment tax rates. Due to the recent economic downturn, states have increased, and may continue to increase, unemployment tax rates to employers, regardless of the employer’s specific experience. This would result in higher direct costs to us. In addition, many state unemployment funds have been depleted during the recent economic downturn and many states have borrowed from the federal government under the Title XII loan program. Employers in all states receive a credit against their federal unemployment tax liability if the employer’s federal unemployment tax payments are current and the applicable participating state is also current with its Title XII loan program. If a state fails to repay such loans within a specific time period, employers in such states may lose a portion of their tax credit.

TRG is exposed to employment-related claims and costs as well as periodic litigation that could materially adversely affect the TRG’s financial condition, business and results of operations.

The staffing business entails employing and placing individuals in clients’ workplaces. The ability to control the workplace environment of clients is limited. As the employer of record of its employees, TRG incurs a risk of liability to its employees and clients for various workplace events, including:

•	claims of misconduct or negligence on the part of employees;

•	immigration-related claims;

•	claims relating to violations of wage, hour, and other workplace regulations;

•	personal injury claims;

•	claims relating to employee benefits, entitlements to employee benefits, or errors in the calculation or administration of such benefits; and

•	possible claims relating to misuse of clients’ confidential information, misappropriation of assets, or other similar claims.

TRG may incur fines and other losses, including loss of clients, and negative publicity with respect to any of these situations. Some of the claims may result in litigation, which is expensive and distracts attention from the operations of ongoing business.

 TRG assumes the obligation to make wage, tax, and regulatory payments for our temporary employees, and, as a result, are exposed to client credit risks.

TRG generally assumes responsibility for and manages the risks associated with, employees’ payroll obligations, including liability for payment of salaries, wages, and certain taxes. These obligations are fixed, whether or not clients make payments as required by services contracts, which exposes TRG to credit risks of clients.

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The staffing industry is highly competitive with limited barriers to entry, which could limit TRG’s ability to maintain or increase its market share or profitability.

The staffing industry is highly competitive with limited barriers to entry. Price competition in the staffing industry, particularly from our smaller competitors in local and regional markets, is intense, and pricing pressures from competitors and clients are increasing. New competitors entering various markets may further increase pricing pressures. This competition may impact TRG’s growth prospects, results of operations and financial condition.

Improper disclosure of employee and client data could result in liability and harm to the reputation of TRG.

The business of TRG involves the use, storage and transmission of information about employees and clients. It is possible that security controls over personal and other data and practices that TRG follows may not prevent the improper access to, or disclosure of, personally identifiable or otherwise confidential information. Such disclosure could harm the reputation of TRG and subject TRG to liability under contracts and the laws that protect personal data and confidential information, resulting in increased costs, reputational risk or loss of revenue. Further, data privacy is subject to frequently changing rules and regulations, which sometimes conflict among the various jurisdictions in which TRG provides services. The failure to adhere to or successfully implement processes in response to changing regulatory requirements in this area could result in increased costs, legal liability or impairment to the reputation of TRG in the marketplace.

Government regulation could negatively impact the business.

TRG’s business segments are subject to various government regulations in the jurisdictions in which they operate. Due to the potential wide scope of TRG’s operations, TRG could be subject to regulation by various political and regulatory entities, including various, federal, state, local and municipal agencies and government sub-divisions. TRG may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. TRG’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry.

TRG faces significant competition.

TRG faces competition from other companies that offer similar product and services. Some of these potential competitors may have longer operating histories, greater brand recognition, larger client bases and significantly greater financial, technical and marketing resources than TRG possesses. These advantages may enable such competitors to respond more quickly to new or emerging trends and changes in customer preferences. These advantages may also allow them to engage in more extensive market research and development, undertake extensive far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential customers, employees and strategic partners. Potential competitors may have or may rapidly acquire significant market share. Increased competition may result in price reductions, reduced gross margin and loss of market share. TRG may not be able to compete successfully, and competitive pressures may adversely affect its business, results of operations and financial condition.

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TRG relies on a limited number of clients for all of its revenue and the loss of any customer can be expected to have a material adverse effect on its results of operations.

TRG currently has 12 clients. Accordingly, the loss of any customer can be expected to have a material adverse effect on TRG’s business, prospects, financial condition, results of operations and future growth prospects.

Risks Relating to the Recent Acquisition

The acquisition may not result in the increase of revenue and profits of the Company.

While the management expects that the acquisition of TRG will enable the Company to tap into and expand its operations in the staffing industry, TRG may not be able to contribute an increase in revenue and profit to the results of the Company as other factors such as changes in future economic climate, intensity of competition from competitors, ability to adapt due to change in market trends, which will have a significant impact on the results of TRG that could generate.

Successful operation of the acquired business is not assured.

Despite that TRG has existing customer agreements on hand, the Company may not be able to expand the business of TRG beyond these projects and may suffer losses after these agreements terminate, which may have a significant negative impact to the Company financial position.

Successful integration of TRG businesses with our other businesses is not assured.

While management expects that they will be able to integrate the business of TRG into the Company’s existing staffing business within the expected timeframe which would enables the Company to operate more effectively and efficiently and to create synergy hence lower costs of operations, such integration may fail or fail to achieve the desired level of synergy and may increase the overall administrative expenses at a ratio higher than the proportionate revenue and profit contribution from TRG, and may have significant negative impact to the Company.

Our ability to execute on our business strategy and growth will depend in part on the success of the staffing industry.

The acquisition is part of the Company’s business strategy to grow and expand through access to the staffing industry. As a result, the success of TRG business will have a material impact on the overall success of the Company.

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Cautionary Language Regarding Forward-Looking Statements and Industry Data

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements.

Factors that may cause or contribute actual results to differ from these forward-looking statements include, but are not limited to, for example:

•	Adverse economic conditions;
•	inability to raise sufficient additional capital to operate our business;
•	the commercial success and market acceptance of any of our services;
•	unexpected regulatory changes;
•	the adequacy of our intellectual property protections;
•	the inability to attract and retain qualified senior management and personnel;
•	other specific risks referred to in the section entitled “Risk Factors”.

All forward-looking statements speak only as of the date of this report. We undertake no obligation to update any forward-looking statements or other information contained herein. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this report are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. We disclose important factors that could cause our actual results to differ materially from expectations under “Risk Factors” and elsewhere in this current report. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Information regarding market and industry statistics contained in this Current Report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.  Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See the section entitled “Risk Factors” for a more detailed discussion of risks and uncertainties that may have an impact on our future results.

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Item 3.02.   Unregistered Sales of Equity Securities.

Pursuant to the Purchase Agreement, at the Closing on April 26, 2013, the Company issued an aggregate of 512,569 shares of its common stock to the stockholders of TRG as portion of the Purchase Price in exchange for shares representing 100% of the issued and outstanding common stock of TRG. The shares of common stock of the Company issued to the TRG Shareholders were not registered under the Securities Act.  These securities qualified for exemption under Rule 506 promulgated under Section 4(2) of the Securities Act since the issuance of securities by the Company did not involve a “public offering.”  The issuance was not a public offering based upon the following factors: (i) the issuance of the securities was an isolated private transaction; (ii) a limited number of securities were issued to a limited number of offerees; (iii) there was no public solicitation; (iv) each offeree was an “accredited investor,” (v) the investment intent of the offerees; and (vi) the restriction on transferability of the securities issued.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 26, 2013, the Board appointed Mark P. Aiello as the Company’s Senior Vice-President of the Company and as President of Cyber 360 Solutions, the Company’s Cyber Security Division.

Mark P. Aiello: Mr. Aiello, age 51, graduated with a BS in Marketing and a BA in Computer Science from Stonehill College (MA). He began working in IT staffing in 1984. By 1994, Mr. Aiello was a principal in a closely held IT staffing firm that was subsequently sold and rolled up to Modis, a then multi-billion dollar staffing company. Mr. Aiello left Modis in 1999 to found the Revolution Group. He oversees all financial and operating areas of the company, including human resources, legal, sales, recruiting, finance, marketing, operations, and customer service. Prior to joining the Company, Mr. Aiello was the President and CEO of The Revolution Group, Ltd., responsible for the company’s strategy, leadership, and day-to-day financial and operational activities.

Mr. Aiello entered into an employment agreement with the Company, effective April 26, 2013 (the “Employment Agreement”), pursuant to which Mr. Aiello was employed by the Company as the Company’s Senior Vice-President of the Company and as President of Cyber 360 Solutions, the Company’s Cyber Security Division, commencing as of April 26, 2013 until April 26, 2017 unless earlier terminated pursuant to the terms of the Employment Agreement. During the term of the agreement, Mr. Aiello will be entitled to a base salary at the annualized rate of $150,000 and will be eligible for a discretionary performance bonus. In addition, Mr. Aiello will receive, an annual base commission equal to 3% of the gross profit of TRG and the Company’s Cyber Security Division. Mr. Aiello will also be entitled to participate equally in any and all stock incentive programs offered to other senior executives of the Company. Pursuant to the Employment Agreement, Mr. Aiello may be terminated for “cause” as defined. Under the Employment Agreement, Mr. Aiello is subject to confidentiality, non-compete and non-solicitation restrictions. A copy of the Employment Agreement is attached hereto as Exhibit 10.1.

Mr. Aiello does not have any family relationship with any officer or director of the Company or been involved in any transaction with the Company that would require disclosure under Item 404(a) of the Regulation S-K.

Item 9.01.   Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

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 Exhibit 99.1 – Audited financial statements of The Revolution Group, Ltd. for the fiscal years ended December 31, 2011 and December 31, 2012.

The unaudited Pro Forma Consolidation Financial Statements of the Company and the accompanying notes will be filed within 71 days after filing of this Current Report.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
10.1	Stock Purchase Agreement by and among the Company, TRG and TRG Shareholders, dated as of March 21, 2013
10.2	Employment Agreement between the Company and Mark Aiello, dated March 21, 2013
99.1	Audited financial statements of The Revolution Group, Ltd. for the fiscal years ended December 31, 2011 and December 31, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2013

STAFFING 360 SOLUTIONS, INC.

By:	/s/ Alfonso J. Cervantes
Alfonso J. Cervantes President

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement by and among the Company, TRG and TRG Shareholders, dated as of March 21, 2013
10.2	Employment Agreement between the Company and Mark Aiello, dated March 21, 2013.
99.1	Audited financial statements of The Revolution Group, Ltd. for the fiscal years ended December 31, 2011 and December 31, 2012.